Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share
NOTE 15	Earnings Per Share

The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2012	2011	2010
Net income attributable to U.S. Bancorp	$5,647	$4,872	$3,317
Preferred dividends	(238)	(129)	(89)
Equity portion of gain on ITS exchange transaction, net of tax (a)	–	–	118
Earnings allocated to participating stock awards	(26)	(22)	(14)
Net income applicable to U.S. Bancorp common shareholders	$5,383	$4,721	$3,332
Average common shares outstanding	1,887	1,914	1,912
Net effect of the exercise and assumed purchase of stock awards and conversion of outstanding convertible notes	9	9	9
Average diluted common shares outstanding	1,896	1,923	1,921
Earnings per common share	$2.85	$2.47	$1.74
Diluted earnings per common share	$2.84	$2.46	$1.73

(a)	During 2010, the Company exchanged depositary shares representing an ownership interest in 5,746 shares of Series A Preferred Stock for approximately 46 percent of the outstanding ITS issued by USB Capital IX to third party investors, retired a pro-rata portion of the related junior subordinated debentures and cancelled a pro-rata portion of the related stock purchase contracts.

Options and warrants outstanding at December 31, 2012, 2011 and 2010, to purchase 22 million, 54 million and 56 million common shares, respectively, were not included in the computation of diluted earnings per share for the years ended December 31, 2012, 2011 and 2010, respectively, because they were antidilutive. Convertible senior debentures that could potentially be converted into shares of the Company’s common stock pursuant to specified formulas, were not included in the computation of dilutive earnings per share because they were antidilutive.